                      BAY VIEW SECURITIZATION CORPORATION
                     For Remittance Date:  January 31, 1998


A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                   Number of
                                                     A-1                     A-2              Total                Accounts
                                               --------------           -------------    --------------            ---------
    (A) Original Principal Balance             200,979,000.00           52,245,989.00    253,224,989.00              21106
    (B) Beginning Period Principal Balance      92,867,943.12           52,245,989.00    145,113,932.12              14194
    (C) Collections (Regular Payments)           3,705,210.32                    0.00      3,705,210.32                N/A
    (D) Collections (Principal Payoffs)          2,526,889.16                    0.00      2,526,889.16                419
    (E) Collections (Principal Recoveries)               0.00                    0.00              0.00
    (F) Withdrawal from Payahead (Principal)        40,713.40                    0.00         40,713.40                N/A
    (G) Principal Reductions (Other)                     0.00                    0.00              0.00                  0
    (H) Gross Charge Offs                          239,064.41                    0.00        239,064.41                 35
    (I) Repurchases                                 17,764.59                    0.00         17,764.59                 20
    (J) Ending Balance                          86,338,301.24           52,245,989.00    138,584,290.24              13720

    Notional Principal Balance:
    (K) Beginning                                                                         74,670,602.11
    (L) Ending                                                                            67,613,579.58

    (M) Certificate Factor                         42.9588670%            100.0000000%       54.7277308%

B.  CASH FLOW RECONCILIATION
                                                                                              Total
                                                                                           ------------
    (A) Cash Wired                                                                         7,813,150.52
    (B) Interest Wired/Earned                                                                 31,622.70
    (C) Withdrawal from Payahead Account                                                      40,713.40
    (D) Advances                                                                                   0.00
    (E) Repurchases                                                                           17,764.59
    (F) Gross Charge-Off Recoveries                                                           27,931.49
    (G) Gross Charge-Off Advances                                                             17,666.49
    (H) Spread Account Withdrawal                                                                  0.00
    (I) "A" Surety Bond Draw for "I" Interest                                                      0.00
    (J) "A" Surety Bond Draw for "A-1" Principal or Interest                                       0.00
    (K) "A" Surety Bond Draw for "A-2" Principal or Interest                                       0.00

        TOTAL COLLECTIONS                                                                  7,948,849.19

C.  TRUSTEE DISTRIBUTION
                                                                                               Total
                                                                                           ------------
    (A) Total Cash Flow                                                                    7,948,849.19
    (B) Unrecovered Interest Advances                                                         16,223.99
    (C) Servicing Fee (Due and Unpaid)                                                       120,928.28
    (D) Interest to "A-1" Certificate Holders, including Overdue                             486,782.80
    (E) Interest to "A-2" Certificate Holders, including Overdue                             286,917.56
    (F) Interest to "I" Certificate Holders, including Overdue                               196,010.33
    (G) Principal to "A-1" Certificate Holders, including Overdue                          6,529,641.88
    (H) Principal to "A-2" Certificate Holders, including Overdue                                  0.00
    (I) Reinsurance Fee                                                                            0.00
    (J) Surety Bond Fee                                                                       21,600.55
    (K)       First Loss Protection                                          3,461.31
    (L)       Surety Bond Premium                                           18,139.24
    (M) Interest Advance Recovery Payments                                                    23,507.80
    (N) Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                       0.00
    (O) Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                       0.00
    (P) Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                         0.00
    (Q) Deposit to Payahead                                                                        0.00

                               BAY VIEW SECURITIZATION CORPORATION
                              For Remittance Date:  January 31, 1998


    (R) Bank Account Interest to Servicer                                            31,622.70
    (S) Excess Yield                                                                235,613.31

        BALANCE                                                                           0.00

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                               Spread Account    Surety Bond
                                                               --------------   -------------
    (A) Beginning Balance                                       3,364,988.41    143,099,924.11
    (B) Additions to Spread Amount                                235,613.31               N/A
    (C) Interest Earned                                            15,314.17
    (D) Draws                                                           0.00              0.00
    (E) Reimbursement for Prior Draws                                    N/A              0.00
    (F) Distribution of Funds to Servicer                         199,676.05              0.00
    (G) Ending Balance                                          3,416,239.84    136,509,616.85

    (H) Required Balance                                        3,165,312.36    136,509,616.85
    (I) Distribution to "IC" Class                                250,927.47

E.  CURRENT RECEIVABLES DELINQUENCY
              #Payment Delinquency              Number             Balance
              --------------------              ------            ----------
    (A) 31-60                                     58              420,157.82
    (B) 61-90                                     43              351,249.14
    (C) 91+                                        0                    0.00
    (D) Total                                    101              771,406.96

F.  EXCESS YIELD
                                        Excess Yield              Pool                Excess Yield
                   Month                   Balance               Balance              (Annualized %)
                   -----                ------------          --------------          -------------
    (A) Current                           235,613.31          138,584,290.24            2.0402%
    (B) 1st Previous                      184,914.80          145,113,932.12            1.5291%
    (C) 2nd Previous                      236,132.00          151,956,095.91            1.8647%
    (D) 3rd Previous                     (182,279.53)         158,864,356.65           -1.3769%
    (E) 4th Previous                      445,969.94          167,185,438.37            3.2010%
    (F) 5th Previous                      588,174.45          175,522,760.36            4.0212%
    (G) Six-Month Rolling Excess
        Yield (greater or equal
        to 1.75%)                         251,420.83          156,204,478.94            1.9315%

G.  DELINQUENCY RATE (31+)
                                            Month                 Pool
                   Month                   Balance               Balance                  %
                   -----                  ----------          --------------            -------
    (A) Current                           771,406.96          138,584,290.24            0.5566%
    (B) 1st Previous                      765,091.48          145,113.932.12            0.5272%
    (C) 2nd Previous                      658,050.21          151,956.095.91            0.4331%
    (D) Three-Month Rolling Average
        (less than 2%)                    731,516.22          145,218,106.09            0.5037%

H.  NET LOSS RATE
                                                                  Liquidation       Average           Defaulted
                   Month                   Balance                  Proceeds        Balance          (Annualized)
                   -----                  ----------              -----------   --------------       ------------
    (A) Current                           285,843.84               77,686.89    141,849,111.18         1.7609%
    (B) 1st Previous                      311,838.80              100,601.30    148,535,014.02         1.7066%
    (C) 2nd Previous                      473,465.62              109,244.10    155,410,226.28         2.8123%
    (D) Three-Month Rolling Average Net
        Default Rate less than 3%         357,049.42               95,844.10    148,598,117.16         2.1094%

                      BAY VIEW SECURITIZATION CORPORATION
                    For Remittance Date:  January 31, 1998



I.  CHARGE-OFF / RECOVERIES
                                                               Number            Balance
                                                               ------          -----------
    (A) Collection Period Charge-Off Receivables                 35              240,041.41
    (B) Gross Charge-Offs Cumulative Receivables                451            3,381,589.30
    (C) Collection Period Recoveries on Charge-Offs              NA               28,908.49
    (D) Recoveries on Charge-Offs To-Date                        NA              219,978.91


J.  REPOSSESSIONS

    (A) Collection Period Repossessions                          20              230,628.14
    (B) Aggregate Repossessions                                 368            4,314,029.53
    (C) Unliquidated Repossessions                               68              540,231.80


K.  FORCED PLACE INSURANCE

    (A) FPI Charge-Offs                                           0                    0.00
    (B) FPI Canceled/Waived/Removed/Reversed                     41              120,211.94


L.  PAYAHEAD RECONCILIATION

    (A) Beginning Balance                                595,770.87
    (B) Deposit                                                0.00
    (C) Withdrawal                                        40,713.40
    (D) Ending Balance                                   555,057.47



 Approved By:  /s/ Michael A. Benavides
               ------------------------
               Michael A. Benavides
               Vice President, Controller
               California Thrift & Loan